Exhibit 99.1

Dex One to Appeal Delisting Notice From NYSE

- Will Cite Pending Merger with SuperMedia Inc. in Appeal -

CARY, N.C.--(BUSINESS WIRE)--February 27, 2013--Dex One Corporation (NYSE: DEXO) today received notice from the New York Stock Exchange (NYSE) that it was not in compliance with the NYSE listing standard in Section 802.01B of the Listed Company Manual which requires the company to maintain an average global market capitalization over a consecutive 30 trading day period of not less than $100 million.

The company notified the Exchange it will appeal the decision and file a formal request shortly. During the appeal process, the company anticipates DEXO shares will continue to trade on the NYSE.

Until a determination is made the company's trading symbol will bear the "BC" indicator until it is either delisted or is compliant with the NYSE's listing standards.

Dex One said it respects the Exchange’s rules and processes, but believes several factors related to its proposed merger with SuperMedia Inc. warrant special consideration:

  The combined company pro forma market capitalization will be in excess of $150 million, based on current trading levels of Dex One and SuperMedia shares;
  The transaction has been structured as a stock-for-stock merger and will include a 1-for-5 reverse split at merger close to alleviate any future non-compliance; listing issues
  More than 70 percent in number and 80 percent in value of Dex One secured lenders support the merger;
  The combination will create one of the largest marketing services companies in the United States with a stronger financial position than either of its predecessors; and
  The merger is on track to close in the first half of 2013.

There is no assurance Dex One’s request for continued listing will be granted.

ABOUT DEX ONE CORPORATION

Dex One Corporation (NYSE: DEXO) is a leading marketing solutions provider helping local businesses and their customers connect wherever and whenever they choose to search. Building on its heritage of delivering print-based solutions, the company provides integrated products and services to help its clients establish their digital presence and generate leads. Dex One’s locally based marketing experts offer a broad network of local marketing solutions including online, mobile and print search solutions, such as DexKnows.com. For more information, visit www.DexOne.com.

SAFE HARBOR PROVISION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between SuperMedia Inc. ("SuperMedia") and Dex One Corporation ("Dex") will be submitted to the respective stockholders of SuperMedia and Dex. In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex ("Newdex"), has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that includes a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex. INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus has been sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC's website at www.sec.gov. Copies of the documents filed by SuperMedia with the SEC are available free of charge on SuperMedia's website at www.supermedia.com under the tab "Investors" or by contacting SuperMedia's Investor Relations Department at (877) 343-3272. Copies of the documents filed by Dex with the SEC are available free of charge on Dex's website at www.dexone.com under the tab "Investors" or by contacting Dex's Investor Relations Department at (800) 497-6329.

SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in the joint proxy statement/prospectus and Dex's proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on March 22, 2012, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies' security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex's and SuperMedia's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex's, SuperMedia's or the combined company's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex's and SuperMedia's publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company's control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies' ability to collect trade receivables from customers to whom they extend credit; the companies' ability to generate sufficient cash to service their debt; the companies' ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies' ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies' and the companies' subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies' businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies' ability to maintain agreements with major Internet search and local media companies; the companies' reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, are more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex filed with the SEC in connection with the proposed transaction.

None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

CONTACT:
Dex One Corporation
Media Contact:
Chris Hardman, 303-784-1351
chris.hardman@dexone.com
or
Investor Contact:
Cobb Bay Partners
James Gruskin, 800-497-6329
invest@dexone.com